CONFIDENTIAL

INFLUENCE DELIVERED AT SCALE.

Presented by Dave Hills & Ted Murphy

February 2012

SAFE HARBOR STATEMENT

Forward Looking Statements / Use of Projections / Non-Binding Letter of Intent

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect IZEA management's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

The information included in this presentation may contain projections. The projections are based on various assumptions, which are disclosed in the presentation. The projections cover a period of several fiscal years, and such long-term projections are inherently inaccurate and unreliable. The projections are hypothetical and based upon present and perceived factors that do or could influence IZEA's business. Assumptions regarding future changes in sales and revenues are necessarily speculative in nature, and IZEA does not make any guaranty with respect to any financial performance, projections, or summaries thereof. Certain of the assumptions underlying these projections are described herein. In the event any of these assumptions were inaccurate in a manner adverse to IZEA, actual results could vary materially and adversely from the projections. In addition, projections do not and cannot take into account such factors as general economic conditions, unforeseen changes and developments in available technologies and products, the entry into IZEA's market of significant additional competitors, natural disasters, changes in economic or the terms and conditions of future financings, and other risks inherent to the business. While management believes that the projections reflect the possible future results of IZEA's operations, such results cannot be guaranteed. Investors should not rely on the projections in making an investment decision and must be prepared for the substantial economic risks involved in the purchase of securities of IZEA, including the total loss of their investment.

On February 3, 2012, IZEA entered into a non-binding letter of intent with respect to the proposed acquisition of all the capital stock of Twelvefold Media, Inc. ("Twelvefold Media") for shares of its common stock. Twelvefold Media is a privately held company that creates customized digital media packages with proprietary technology utilizing emotive-based targeting at the page level and real-time bidding. Consummation of the transaction is subject to certain conditions which are outside IZEA's control, including the negotiation and execution of a definitive agreement. IZEA cannot guarantee that a definitive agreement will be executed on the terms set forth in the letter of intent or otherwise on terms acceptable to the parties. If the parties enter into a definitive agreement, such agreement will be subject to a number of closing conditions. Thus, even if a definitive agreement is signed, IZEA cannot guarantee that the transaction contemplated by such agreement will ever be completed. Finally, if the transaction contemplated by such agreement is completed, the expected benefits from the transaction and the resulting changes to IZEA's business plan may not be fully realized, or may take longer to realize than expected.

This presentation represents an overview of a combined company based on the letter of intent signed between IZEA and Twelvefold Media. The letter of intent is non- binding and this presentation is purely speculative in nature.

BY THE NUMBERS

- 100+ team members in 5 Offices
  - HQ in Silicon Valley with offices in New York, Los Angeles, Chicago and Orlando
- 200 Million+ Monthly Uniques (Comscore Jan 2012)
  - Cookie-free consumer emotion profiling technology
- 1.5 Million+ Social Media Sponsorships in 2011
  - Created the Social Media Sponsorship space
- 600k+ Registered Social Media Publishers
  - Covering blogs, Twitter, Facebook and Foursquare
- $25 Million+ Estimated 2012 Revenues
- $62 Billion+ Market Opportunity

LEADERSHIP TEAM

Dave Hills - CEO

32 years media, 18 years online

- Director, Interclick (NASD-ICLK)
- General Partner, KPG Ventures
- CEO, LookSmart (NASD-LOOK)
- President, Media Solutions, 24/7RealMedia
- COO, About.com

Ted Murphy - President

18 years online, product development

- Founder/CEO, IZEA
- Founder/CEO, PayPerPost
- Founder/CEO, MindComet
- Founder/VP Creative Services, ThinkCreative

Seph Zdarko - COO

12 year online media

- VP Business development, Performics
- Strategic accounts, Google
- Senior Manger of Business Development, Become.com

Brian Gibson - CFO

20 years finance

- VP, Finance, PAO, LookSmart (NASD – LOOK)
- VP, Finance, Sensage
- Co-founder, ISA
- Chartered accountant

Ryan Schram - CMO

16 years media, online marketing

- RVP, Northern & Coastal Americas, ePrize
- Director National Marketing, CBS/Westwood One
- Managing Director, Clear Channel Interactive

Team represents leadership upon completion of merger.

BOARD MEMBERS

- David Hills - Chairman
- Ted Murphy
- Frank Cotroneo - Audit & Comp Committee Chair
  - Prior Audit Committee Chair at Interclick
  - Prior CFO at Master Card
  - Prior CFO at H&R Block
- George Urgas
  - General Partner Adams Capital Management
  - Prior Principal at Apax Partners
  - Prior EM at McKinsey & Company
- Jay Budzik
  - CTO Perfect Market
  - Prior CTO Media River
  - Prior CTO Intellext

Team represents board members upon completion of merger.

ONLINE MEDIA

OPPORTUNITY

- **Media Audience**
  - Highly fragmented
  - People find all their information online
  - Social threads through all content
- **Media (ad) companies**
  - Dominated by Google and FB
  - Must have huge scale
  - Must have standard and social ads
- **Brands and ad agencies**
  - Have to leverage social and standard ads
  - Need providers with best of breed technology
  - Can't afford to deal with sub-scale alternatives



U.S. ONLINE AD SPENDING
$70B
$63B
$56B
$49B
$42B
$35B
$28B
$21B
$14B
$7B
$0B
32B
40B
47B
53B
58B
62B
2011
2012
2013
2014
2015
2016
Source : eMarketer Jan 2012

BIA Kelsey predicts **Social Media Advertising** revenues will grow from $2.1 billion in 2010 to **$8.3 billion in 2015**

WHAT WE DO

We help brands create and leverage influential online content to drive consumer action at scale.



- Drive consumer action
- Build consumer trust
- Establish emotional connection
- Identify influential content or publisher



INFLUENCE AT SCALE
DESKTOP
MOBILE
VIDEO
600,000 Influencers and Celebrities on Blogs, Twitter and Facebook
60,000 Authoritative blogs and premium online destinations
SOCIAL MEDIA SPONSORSHIPS
CREATE New Content
SPECTRUM
LEVERAGE Existing Content
EMOTIVE DISPLAY ADVERTISING
SocialSpark
Sponsored Tweets
WeReward
Staree
Spectrum Media
Spectrum Touch
Spectrum Insights
Spectrum Studies
200MM MONTHLY UNIQUES
COMSCORE JANUARY 2012

OUR CLIENTS

THE BEST AGENCIES

DIGITAS
Goodby, Silverstein & Partners
GREY
Deutsch
McCann Worldgroup
LBi
moxie interactive
MediaVest
initiative
KD&E
mediaedge:cia
OMD
Haberman
MINDSHARE
VML
SAATCHI & SAATCHI
Carat
phd
360
FRASER COMMUNICATIONS

THE BIGGEST BRANDS

pledge
BAYER
Starbucks Coffee
OLD NAVY
TOYOTA
HBO
Adobe
Microsoft
KIA
Glade
Cold-EEZE
Walmart
Tide
Virgin america
Skechers
Porsche
BUICK
MTV
FRESCHETTA
Audi
at&t
bounce
QUALCOMM
charles SCHWAB
LG
SONY PICTURES
Johnsonville
kraft foods
verizon
MICHELIN
GM
hp
AMERICAN EXPRESS
NOKIA
SAMSUNG
Walgreens
RITZ
Virgin mobile
BEST BUY
boost mobile
VOLVO
PlayStation Move
MOEN
HYUNDAI
MasterCard
Allstate
H&R BLOCK

OUR PUBLISHERS


Kim Kardashian


Khloe Kardashian


Mario Lopez


Tyrese


Snooki


Jillian Michaels


Diddy


50 Cent


Bow Wow


Kimberley Cole


Rainn Wilson


Zooey Deshanel


Jamie Oliver


Bethenny Frankel


NUMBER OF SOCIAL MEDIA PUBLISHERS*
Adly
Blog Her
Federated Media
IZEA
600,000+
1,000+
3,000+
3,000+
600000
500000
400000
300000
200000
100000
0

*Comparative publisher numbers based on estimates available through competitor websites and media kits. IZEA number based on registered publishers on all IZEA platforms.

	Audience			Targeting				Real Time Delivery & Optimization				
	Create Content	Harvest Content	Mindsets	Insights & Trends	Visible Web	No Cookies	Transparent	Page Level	Twitter	Facebook	Mobile	Video
izea	Has It	Has It	Has It	Has It	Has It	Has It	Has It	Has It	Has It	Has It	Has It	Has It
Google	Has It	Has It	Doesn't Have It	Has It	Has It	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It
facebook	Has It	Has It	Doesn't Have It	Has It	Has It	Has It	Has It	Doesn't Have It	Doesn't Have It	Has It	Has It	Doesn't Have It
twitter	Has It	Has It	Has It	Has It	Has It	Doesn't Have It	Has It	Doesn't Have It	Has It	Doesn't Have It	Has It	Doesn't Have It
YAHOO!	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It
Aol.	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It
msn	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It
interclick	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It	Has It	Has It	Doesn't Have It	Doesn't Have It	Doesn't Have It	Has It	Has It

Has It   Doesn't Have It


LEVERAGE
Existing Content

EMOTIVE
DISPLAY ADVERTISING

SPECTRUM

Spectrum understands **influence**, **authority**, **relevancy**, and the **emotional connection** that a page of content creates with its audience.

We analyze **page level** content, in real time, from both public and private sources to find influencers and content that is relevant for your brand's objective.

SPECTRUM



Find, Rank at Page Level
Optimize
Content Relevant to a Brand's Objectives
Analyze
Authenticate
Instant Placement at Scale

TARGETED SCALE WITH NO COOKIES

- **Spectrum builds** influential content targets custom tailored to your campaign objectives.
- **Spectrum delivers** emotive-based targeting through deep understanding of a page's content and its effect on audience.
- **Spectrum ranks** and scores content to determine its relevance in relation to goals, versus relying solely on keywords.
- **Spectrum creates** your customized media plan, enabling real-time decision making for page-level ad placement

SPECTRUM

- **Built from knowns**
  - Content creates an emotional connection
  - Technology discovers influential content
  - Scale comes from visible web reach
  - Insights are critical to success
- **Built to perform**
  - Real time bidding
  - Real time content scoring
  - Real time optimization
- **Built to disrupt**
  - No fixed taxonomy
  - No cookie-based targeting
  - No limitations of content or category


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FOLLOW
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CREATE
New Content

SOCIAL MEDIA
SPONSORSHIPS

SOCIAL MEDIA SPONSORSHIP

PLATFORMS

- **Multi-Platform Support**
  - Blogs
  - Twitter
  - Facebook
  - Foursquare
- **Automated & Scalable**
  - Influencer targeting
  - Brand-safe workflow management
  - Micro payment processing
- **Measurable**
  - Influencer monitoring
  - Integrated campaign tracking
  - 3rd party support



SocialSpark
Review Content
Opp Details
Walgreens Prescription Savings Club
Required Elements
Link: Walgreens on Twitter
Link: Walgreens on Facebook
Other Info
5,556
points
sponsored tweets
Sponsor These Tweeters
username
KimKardashian
PRO
ParisHilton
PRO

SPONSORED

TWEET

@JillianMichaels
Jillian Michaels

Raise breast cancer awareness @VanessaMarcilG w/ @BeeWellforLife and maybe you'll win an iPad2! http://spn.tw/t18NJK #tag4cancer #ad

23 May via Sponsored Tweets ☆ Favorite Retweet Reply

Mentioned in this Tweet

BeeWellforLife BeeWell for Life · Follow
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Mentioned in this Tweet

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SPONSORED
BLOG POST

Sprint


OH GIZMO!

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Friday, August 26, 2011

Total Equipment Protection From Sprint Helps You Locate Misplaced Phone

This is a Sponsored post written by me on behalf of Sprint. All opinions are 100% mine.

I know this girl who's gone through six phones in the last year. That's a lot of cash as well as a lot of begging her friends on Facebook to send her their contact information again. But we live in a world where such things don't need to happen. Well, losing will happen, but the finding the phone again part should be a cinch. Sprint customers for instance can enroll in the company's Total Equipment Protection program. It's an $8/mo. option that allows them to install an application on their Android, Blackberry and select phones and keep track of their device at all times. It also syncs their contacts with Sprint's servers so that even if the phone is not located or was destroyed, the annoying process of rebuilding one's contact list doesn't have to happen.

Aside from locating the phones and syncing the contacts, Total Equipment Protection also allows you to lock your device remotely, or altogether wipe it. You can even activate an alarm should you be in the vicinity of the phone but can't quite locate it.

Sprint users have until August 30th to enroll.

Sprint Total Equipment Protection App

Sprint TEP

It can be located

EXPRESS


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Express's Spring 2011 Swimwear Collection Is Overflowing With Bold Hues And Body-Conscious Shapes

MARCH 3, 2011

This post brought to you by Express. All opinions are 100% ours.

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THE OUTNET.COM

PRO FORMA

IZEA, Inc. & Twelvefold Media Inc.
Pro Forma Statement of Operations
Year Ended
December 31

	2011	2012					2013		
	(unaudited)	Q1	Q2	Q3	Q4	FY 2012	Q1	Q2	Six Months
Revenue	14,347,770	3,550,000	5,500,000	7,300,000	7,650,000	24,000,000	9,000,000	10,500,000	19,500,000
Cost of Sales	6,185,451	1,581,271	2,750,000	3,650,000	3,825,000	11,806,271	4,500,000	5,250,000	9,750,000
Gross Margin	8,162,319	1,968,729	2,750,000	3,650,000	3,825,000	$12,193,729	4,500,000	5,250,000	9,750,000
	57%	55%	50%	50%	50%	51%	50%	50%	
Operating Expenses									
Sales and marketing	6,532,841	2,920,507	1,925,000	2,336,000	2,448,000	9,629,507	2,520,000	2,625,000	5,145,000
Product development and technical operations	2,272,378	883,908	880,000	1,022,000	994,500	3,780,408	1,035,000	1,050,000	2,085,000
General and adminstrative	7,622,700	723,922	715,000	803,000	765,000	3,006,922	810,000	945,000	1,755,000
	16,427,919	4,528,337	3,520,000	4,161,000	4,207,500	16,416,837	4,365,000	4,620,000	8,985,000
Income (Loss) from Operations	(8,265,600)	(2,559,608)	(770,000)	(511,000)	(382,500)	(4,223,108)	135,000	630,000	765,000
	-58%	-72%	-14%	-7%	-5%	-18%	2%	6%	4%
Other Income (expense)	-	-				0			
Interest income (expense), net	(596,643)	(52,310)	(66,133)	(74,470)	(79,757)	(272,670)	(48,346)	-	(48,346)
Depreciation	(219,108)	(135,588)	(162,721)	(189,855)	(216,988)	(705,152)	(124,800)	(20,833)	(145,633)
Warrant expense	73,571	-				-			-
Other income (expense), net	-	-				-			-
One time expense	-	(700,000)				(700,000)	-		-
Total other income (expense)	(742,180)	(887,898)	(228,854)	(264,325)	(296,745)	(1,677,822)	(173,146)	(20,833)	(193,979)
						-			
Net loss	(9,007,780)	(3,447,506)	(998,854)	(775,325)	(679,245)	($5,900,930)	(38,146)	609,167	571,021
	-63%	-97%	-18%	-11%	-9%	-25%	0%	6%	3%
Total Sales Reps (avg)	10					12			16
Revenue per Sales Rep	1,434,777					2,000,000		Annualized	2,437,500

All numbers represent combined entity. 2011 Numbers estimated and unaudited. 2012 & 2013 numbers are projections only.

COMPARABLES

	Symbol	Market Cap	Revenue (TTM)	EBITDA (TTM)	Price / Sales (TTM)
Google	GOOG	199.63B	37.09B	14.09B	5.19
Yahoo	YHOO	18.30B	4.98B	1.47B	3.74
Groupon	GRPN	10.48B	1.62B	-177.58M	6.59
Baidu	BIDU	45.61B	2.30B	1.27B	20.76
Renren	RENN	2.11B	83.07M	11.12M	25.63
Zynga	ZNGA	4.64B	1.14B	-310.20M	4.04
LinkedIn	LNKD	8.95B	522.19M	59.82M	17.56
Value Click	VCLK	1.65B	560.16M	156.76M	2.88
				Average	10.80

The TTM varies from company to company based on last reporting. Data provided by Capital IQ as of 2/21/2012.

THANK YOU.

Presented by Dave Hills & Ted Murphy